Long-Term Bank Loan	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-Term Bank Loan

NOTE 6 - LONG-TERM BANK LOAN:

In 2008, in connection with Company’s acquisition of PDI, the Company and Israel Discount Bank Ltd. (“Discount Bank”) entered into a financing agreement, which has been amended and clarified from time to time, pursuant to which the Company borrowed $160.0 million from Discount Bank.

As of December 31, 2013, this loan had been fully repaid.

In February 2013, the Company replaced a previous floating charge created on behalf of Discount Bank over all of the Company’s assets by an undertaking by Orbotech Ltd. not to create charges on its assets and to refrain from certain other activities without Discount Bank’s consent (a “Negative Pledge”). Similarly, in February 2013, the floating charge created on behalf of Bank Hapoalim Ltd. (“Hapoalim”) (see Note 8c) was replaced with a substantially similar Negative Pledge.